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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):        June 1, 2006

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


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
          0-22141                                              38-2606945
(Commission File Number)                       (I.R.S. Employee Identification Number)
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       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 1, 2006, Covansys Corporation announced it had completed the previously announced sale of the assets and certain liabilities of its state and local consulting practice to Saber Solutions, Inc. Saber Solutions, Inc. is a portfolio company of Accel-KKR, a leading technology-focused private equity firm. Proceeds from the sale were $33.8 million subject to normal post closing adjustments. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                  Covansys Corporation

Dated: June 5, 2006

                                                  By: /s/ James S. Trouba
                                                  Vice President and
                                                  Chief Financial Officer
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EXHIBIT INDEX



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EXHIBIT NO.         DESCRIPTION

99.1                Press Release Dated June 1, 2006
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